EXHIBIT 99.1



                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                             (KENNETH T. WHITE, JR.)

     This First Amendment to Employment Agreement, executed as of October 27, 2006 (this "First Amendment"), is by and between W-H Energy Services, Inc., a Texas corporation, ("Company"), and Kenneth T. White, Jr., ("Executive").

     WHEREAS, Company and Executive are parties to that certain Employment Agreement effective as of October 1, 2003 (the "Employment Agreement"); and

     WHEREAS, Company and Executive desire to extend the term of Executive's employment and make the other amendments to the Employment Agreement set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, Company and Executive agree as follows:

ARTICLE 1: AMENDMENTS TO EMPLOYMENT AGREEMENT

     1.01 Amendment to Article 1. Article 1 of the Employment Agreement is hereby amended by adding a new paragraph 1.6 to read as follows:

     1.6 OPTION TO REVISE EMPLOYMENT DUTIES. Notwithstanding anything herein to the contrary, Executive may, at any time during the term hereof, with the consent of the Board of Directors, resign from his position as President and Chief Executive Officer of the Company (a "Partial Resignation"). If Executive desires to exercise his Partial Resignation right, he shall provide written notice thereof to the Board of Directors no less than 180 days prior to the effective date of such Partial Resignation, which effective date shall be set forth in such notice. The Board of Directors shall have 90 days from the date of receipt of such notice to consent to such request for Partial Resignation. If the Board of Directors does not respond to such request for Partial Resignation or if it shall otherwise not provide its consent thereto, the Executive shall continue to serve as President and Chief Executive Officer of the Company and Chairman of the Board of Directors pursuant hereto, subject to Executive's rights set forth in Section 2.3 hereof. If the Board of Directors consents to such Partial Resignation, it may specify an earlier effective date for such Partial Resignation, and, if it does so, such date specified by the Board of Directors shall be the effective date of such Partial Resignation. Between the date of the Board of Directors' consent to a Partial Resignation and the effective date thereof, Executive shall cooperate with and assist the Company in making appropriate and necessary arrangements occasioned by Executive's exercise of his Partial Resignation right. Following the effective date of such Partial Resignation, (i) Executive shall continue to be an employee of the Company and shall continue to have all of the rights provided to Executive herein, (ii) Executive shall continue to serve as Chairman of the Company's Board of Directors and (iii) this Agreement shall continue in full force and effect as provided herein.

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     1.02 Amendment to Paragraph 2.1. Paragraph 2.1 of the Employment  Agreement
is hereby amended and restated in its entirety to read as follows:

     2.1 TERM. Unless sooner terminated pursuant to other provisions hereof, Company agrees to employ Executive for the period beginning on the Effective Date and ending on September 30, 2009. If Executive exercises the Partial Resignation right pursuant to paragraph 1.6, the term of this Agreement shall be extended automatically for three (3) years (the "Option Term"), such Option Term to commence on the effective date of such Partial Resignation and to end on the third anniversary of such date.

     1.03 Amendment to Paragraph 3.1. Paragraph 3.1 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

     3.1 BASE SALARY. During the period of this Agreement, other than during the Option Term, Executive shall receive a minimum annual base salary of $475,000. During the Option Term, Executive shall receive a minimum annual base salary of $500,000. Executive's annual base salary shall be reviewed by the Board of Directors (or a committee thereof) on an annual basis, and, in the sole discretion of the Board of Directors (or such committee), such annual base salary may be increased, but not decreased, effective as of January 1 of each year. Executive's annual base salary shall be paid in equal installments in accordance with the Company's standard policy regarding payment of compensation to executives but no less frequently than monthly.

     1.04 Amendment to Paragraph 3.2. Paragraph 3.2 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

     3.2 INCENTIVE COMPENSATION. During the period of this Agreement, other than during the Option Term, during which Executive shall not be entitled to receive incentive compensation, Executive shall be eligible to receive incentive compensation up to a maximum of 200% of his annual base salary each calendar year as shall be determined in the sole discretion of the Board of Directors.

     1.05 Amendment to Section 6.1. The definition of "Termination Benefits" contained in Section 6.1 of the Employment Agreement is hereby amended and restated in its entity to read as follows:

     "Termination Benefits" means (i) a lump sum cash payment equal to 250% (the "Applicable Percentage") of the sum of (A) Executive's annual base salary at the rate in effect under paragraph 3.1 on the date of termination of Executive's employment and (B) the highest annual incentive compensation payment paid to Executive by Company (pursuant to paragraph 3.2 or otherwise) during the three years prior to the date of termination of Executive's employment, (ii) all of the outstanding stock options, restricted awards and other equity based awards granted by Company to Executive shall become fully vested and immediately exercisable in full on the date of termination of


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     Executive's   employment,   (iii)  a  consulting  arrangement  whereby
     Executive shall continue to perform services as a consultant to Company for up to twenty (20) hours per month for a term of five (5) years for consideration of $25,000 per annum payable monthly, and (iv) continuation of participation in all of Company's health, medical and life insurance plans that may be in effect from time to time, but only to the extent Executive is eligible under the terms of such plans, from the date of termination of Executive's employment for a period of five (5) years; provided, however, that in the event that the event giving rise to the termination occurs during the Option Term, then the Applicable Percentage shall be 125%.

     1.06 Amendment to Paragraph 6.2. Paragraph 6.2 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

     6.2 BY EXPIRATION. If Executive's employment hereunder shall terminate upon expiration of the term provided in paragraph 2.1 hereof (whether the regular term hereof or the Option Term), then (i) all compensation and all benefits to Executive hereunder shall continue to be provided until the expiration of such term, (ii) such compensation and benefits shall terminate contemporaneously with termination of his employment, and (iii) Company shall provide Executive with the Termination Benefits. Any lump sum cash payment due to Executive pursuant to clause (iii) of the preceding sentence shall be paid to Executive within five business days of the date of Executive's termination of employment with Company.

     1.07 Amendment to Section 6.4. Section 6.4 of the Employment Agreement is hereby amended by (a) deleting the "." at the end of clause (ii) thereof and adding ";" in lieu thereof, (b) by adding new clauses (iii) and (iv) thereto and
(c) amending and restating the final paragraph thereof in its entirety, the provisions referenced in clauses (b) and (c) hereof to read as follows:

               (iii) if such termination shall occur under paragraph 2.3(iii) within the 30-day period beginning on the date that the Board of Directors fails or refuses to grant its consent to Executive's Partial Resignation pursuant to paragraph 1.6 hereof, then Company shall provide Executive with the Termination Benefits; and

               (iv) if such termination occurs after September 30, 2009 for a reason encompassed by paragraph 2.3(iii), then the Company shall provide the Executive with the Termination Benefits.

     If Executive  is entitled to  Termination  Benefits  under clause (i),
     (ii), (iii) or (iv) of the preceding sentence, then Executive shall not also be entitled to additional Termination Benefits under the other clause. Any lump sum cash payment due to Executive pursuant to this paragraph shall be paid to Executive within five business days of the date of Executive's termination of employment with Company.


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     1.08 Amendment  to  Article 7.  Article 7 of the  Employment  Agreement  is
hereby amended by adding a new paragraph 7.13 to read as follows:

     7.13 DEFINITIONS. When used herein, the term "Agreement" shall mean this Employment Agreement effective as of October 1, 2003, as the same shall be amended from time to time, including by that certain First Amendment to Employment Agreement, executed as of October 27, 2006.

ARTICLE 2: MISCELLANEOUS

     2.01 Applicable Law. This First Amendment is entered into under, and shall be governed for all purposes by, the laws of the State of Texas.

     2.02 Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same agreement.

     2.03 Headings. The paragraph headings in this First Amendment have been inserted for purposes of convenience and shall not be used for interpretive purposes.

     2.04 Gender and Plurals. Wherever the context so requires, as used in this First Amendment, the masculine gender includes the feminine or neuter, and the singular number includes the plural and conversely.

     2.05 Reaffirmation of Employment Agreement. Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect.

     2.06 Effectiveness. This First Amendment shall be and become binding on and enforceable against Company and Executive as of the date of its execution first set forth above.




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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of its date of execution first set forth above.

                             W-H ENERGY SERVICES, INC.



                             By: /s/ Jeffrey L. Tepera
                                 -----------------------------------------------
                                     Jeffrey L. Tepera
                                     Vice President and Chief Operating Officer


                             KENNETH T. WHITE, JR.



                             /s/ Kenneth T. White, Jr.
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